EXCELSIOR FUNDS, INC.

(the “Company”)

Small Cap Fund

Supplement dated March 20, 2007

to the Company’s Equity Funds’ and

Retirement Shares’ Prospectuses,

each dated July 31, 2006, as supplemented

September 18, 2006, November 6, 2006

and December 4, 2006

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting held on March 16, 2007, the Board of Directors of the Company approved a change to the Small Cap Fund’s principal investment strategy to remove the requirement that the Fund invest at least 80% of its net assets in companies with market capitalizations of between $100 million and $2.5 billion. As described below, the Fund’s new principal investment strategy requires the Fund to invest at least 80% of its net assets in equity securities of small capitalization companies, as such term is described in the Fund’s prospectus. Accordingly, effective May 20, 2007, the first paragraph under the heading “Principal Investment Strategy” on Page 9 of the Prospectus is deleted and replaced in its entirety with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small capitalization companies. For purposes of this policy, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. For purposes of this policy, small capitalization companies are those that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell 2000 Index, measured at the time of purchase by the Fund. As of January 31, 2007, the Russell 2000 Index included companies with market capitalizations between approximately $74 million and $3.5 billion. The size of the companies included in the Russell 2000 Index will vary in response to market conditions. The Fund invests in common stocks and convertibles of companies that tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth. The Fund will not automatically sell securities of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Russell 2000 Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE